FOURTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

         This Fourth Amendment to Receivables Purchase Agreement, dated as of December 18, 1998 (this "Amendment"), is among LINC RECEIVABLES CORPORATION, a Delaware corporation ("Seller"), LINC CAPITAL, INC., a Delaware corporation ("LINC"), BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Purchaser"), and FLEET BANK, N.A., a national banking association, as agent for Purchaser (in such capacity, the "Agent").

                                   BACKGROUND

         1. Seller, LINC, Purchaser and the Agent are parties to that certain Receivables Purchase Agreement, dated as of December 30, 1997, as amended by the First Amendment to Receivables Purchase Agreement, dated as of June 29, 1998, by the Second Amendment to Receivables Purchase Agreement, dated as of August 14, 1998 and by the Third Amendment to Receivables Purchase Agreement, dated as of November 1, 1998 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable  consideration,   the  receipt  of  sufficiency  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Purchase Limit. Section 2.2(a) of the Receivables Purchase Agreement is hereby amended by (i) deleting the date "January 31, 1999" where it appears therein and substituting therefor the date "March 31, 1999" and (ii) deleting the number "$150,000,000" where it appears therein and substituting therefor the number "$225,000,000".

         SECTION 3. Representations. Seller and the Servicer hereby represent and warrant that, after giving effect to this Amendment (i) the representations and warranties of Seller and Servicer contained in Article VIII of the Receivables Purchase Agreement are true and correct as of the date hereof and
(ii) no Termination Event or Unmatured Termination Event has occurred and is continuing.

         SECTION 4. Miscellaneous. The Receivables Purchase Agreement as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois without regard to any otherwise applicable conflict of law principles thereof. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute together but one and the same agreement.


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


                          LINC RECEIVABLES CORPORATION


                          By
                          Name:
                          Title:



                          LINC CAPITAL, INC.


                          By
                          Name:
                          Title:


                          BLUE KEEL FUNDING, LLC, as Purchaser


                          By
                          Name:
                          Title:


                           FLEET BANK, N.A., as Agent


                           By
                           Name:
                           Title: